CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


          Date of Event: April 8 2002 (date of earliest event reported)



                          ELocity Networks Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                ---------------
         (State or other jurisdiction of incorporation or organization)


                 0-27087                              58-2027283
                 -------                              ----------
         (Commission File Number)        (IRS Employer Identification Number)

          200 South Washington Blvd., Suite 9, Sarasota, Florida 34236
        ----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (941) 957-1009
                                ----------------
              (Registrant's telephone number, including area code)




This Form 8-K is submitted for the purpose of disclosing a change of control of registrant (Item 1) and other terms of a Plan of Reorganization (Item 5), pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On April 9, 2002, the Registrant's majority shareholders, Messrs Thomas Clay and Mark Schellenberger, entered into a Stock Purchase Agreement with Anchor Holdings, Inc., a Nevada Corporation ("Anchor"), as a part of a Plan of Reorganization (the "Plan").

Pursuant to the Stock Purchase Agreement, Messrs Clay and Schellenberger sold to Anchor 23,000,000 shares of the Registrant's common stock in exchange for $280,000.00, payable according to the terms of a Promissory Note. As of the close of the Stock Purchase Agreement, April 16, 2002, the Registrant has issued and outstanding shares in one class of securities, its common stock, totaling 35,977,056 shares, resulting in the following percentages of beneficial control (the percentage of all shares directly and indirectly controlled) of voting securities of the Registrant:

- Mr. Clay retained control of 1.7% (600,000 shares) of the voting common stock of the Registrar;
- Mr. Schellenberger retained control of 1.1% (400,000 shares)of the voting common stock of the Registrar; and,
- Anchor gained control of 63.9% (23,000,000 shares) of the voting common stock of the Registrar.

Attached hereto as Exhibit "01" is a true and correct copy of the Stock Purchase Agreement entered into by Messrs Clay and Schellenberger and Anchor.

Attached hereto as Exhibit "02" is a true and correct copy of the Promissory Note, executed by Anchor in connection with the described transaction.

On April 16, 2002, the Registrant's Board of Directors resigned, appointing as their replacements Ms. Sandra Jorgenson. The resignation was part of the Plan of Reorganization, referenced above. The resignations became effective at 5:00 P.M., Eastern Daylight Savings Time, on April 18, 2002.

ITEM 5.  Other

On April 16, 2002, the Registrant implemented another element of the Plan, involving a Stock Exchange Agreement (the "Agreement") with eLocity, Inc. ("eLocity"), a Nevada corporation and majority owned subsidiary of the Registrant.

The Agreement required the Registrant to transfer to eLocity 100% of all classes of securities issued and outstanding in Value Plus Marketing, Inc. ("VPM"), a Florida Corporation and wholly owned subsidiary of the Registrant. In full consideration for the transfer of said securities in VPM, eLocity issued to the Registrant fifteen million nine hundred seventy-seven thousand fifty-six (15,977,056) restricted shares of eLocity's common stock. The transaction closed on April 16, 2002. The Registrant's Board of Directors determined the amount of said consideration fairly represents the value of VPM.

As of the close of this transaction, the Registrant gained control of 87.8% of


                                                                FORM 8-K, PAGE#2
eLocity's voting securities, increasing its shares owned eLocity from 20,000,000 to 35,977,056 shares of issued and outstanding common stock.

The Plan further requires the Registrant to distribute, as a 1:1 pro-rata stock dividend, all 35,977,056 eLocity shares to the Registrant's shareholders.

Attached hereto as Exhibit "03" is a true and correct copy of the Stock Exchange Agreement entered into by the Registrant and eLocity.

ITEM 7.  Financial Statements and Exhibits

Pro forma financial statements, if required, will be filed by amendment within the time allowed by rule.

------------ -------------------------------------------------------------------
 Exhibit No. Description
------------ -------------------------------------------------------------------

      01     Stock Purchase Agreement between Messrs Clay and Schellenberger and
                 Anchor

      02     Promissory Note, executed by Anchor pursuant to Stock Purchase
                 Agreement

      03     Stock Exchange Agreement between the Registrant and eLocity, Inc

      04     * Financial Statements of eLocity, Inc.
* incorporated by reference from the Form-10K filed on April 15, 2002.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLocity Networks Corporation

Signature                                                  Date



/s/Thomas Clay                                        April 19, 2002
------------------------------
Thomas Clay
as President and Director



/s/Mark Schellenberger                                April 19, 2002
------------------------------
Mark Schellenberger
as Treasurer, Vice President, and Director



                                                                FORM 8-K, PAGE#3

                            STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT, dated as of April 9, 2002, by and among Anchor Holdings, Ltd., a Nevada corporation (the "Company"), and Thomas Clay and Mark Schellenberger (the "Sellers").

W I T N E S S E T H:
- - - - - - - - - -

                  WHEREAS, the Sellers own twenty four million shares of common stock, $0.001 par value per share, of eLocity Networks Corporation, a Delaware corporation ("eLocity"), which shares constitute 67% of the issued and outstanding shares of capital stock of eLocity; and

                  WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, twenty three million of the eLocity Shares (the "eLocity Shares") in exchange for cash in the amount of two hundred eighty thousand dollars ($280,000,000), on the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

SALE OF SHARES

                  1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined): (a) The Company shall pay to Sellers the sum of twenty five thousand dollars ($25,000) in cash and deliver to Sellers a promissory note, secured by the eLocity Shares, requiring five monthly payments of $10,000 and a sixth and final monthly payment of $205,000, for a total payment of $280,000. Payments shall commence on May 31, 2002, approximately forty five (45) days following the closing. (b) Sellers shall deliver to the Company 23,000,000 eLocity Shares along with appropriately executed stock powers endorsed in favor of the Company.

                  1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the Company's office, or by telephone conference, on April 15, 2002 (the "Closing Date") at 10:00 A.M., Pacific Daylight Savings Time, or at such other place as the Company and the Sellers may agree.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                  Sellers represent and warrant, jointly and severally to the Company that:

                  2.1      Due Organization and Qualification


                                                   EXHIBIT 01 - FORM 8-K, PAGE#4
                  eLocity is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. eLocity is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of eLocity taken as a whole.

                  2.2 Capitalization. The authorized capital stock of eLocity immediately prior to giving effect to the transactions contemplated hereby consists of 200,000,000 shares of Common Stock, no par value per share, of which 35,494,656 shares are issued and outstanding as of the date hereof.

                  2.3 Financial Statements. Exhibit 1 to the Disclosure Schedule contains copies of eLocity's financial statements for the year ended December 31, 2001 (such statements being the "eLocity Financial Statements"). eLocity's Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of eLocity as of the dates and for the periods indicated. The books of account and other financial records of the eLocity have been maintained in accordance with good business practices.

                  2.4 Further Financial Matters. eLocity has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

                  2.5 Taxes. eLocity has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of eLocity and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by eLocity, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of eLocity has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. eLocity has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of eLocity, threatened, against eLocity for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of eLocity, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of eLocity.



                                                   EXHIBIT 01 - FORM 8-K, PAGE#5

                  2.6      Compliance with Law.

                  (a) eLocity is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. eLocity has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) eLocity is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Sellers, threatened against eLocity that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that eLocity has reason to believe are likely to give rise to any material liability or other obligations of eLocity under any environmental laws.

                  2.7 Ordinary Course. Since December 31, 2001, the date of the last audit, eLocity has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that eLocity has been substantially reducing its operations for some time.

                  2.8 Litigation. (a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Sellers, threatened, against or affecting the business of eLocity, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of eLocity, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of eLocity; and
(c) eLocity has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

                  2.9 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of eLocity, and all amendments to each are true, correct and complete. The minute books of eLocity contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of eLocity are true, correct and complete.


                                                   EXHIBIT 01 - FORM 8-K, PAGE#6

                  2.10     Purchase for Investment.

                  (a) The Company is purchasing the eLocity Shares for investment for the Company's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Company has no present intention of selling, granting any participation in, or otherwise distributing the same. The Company further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the eLocity Shares.

                  (b) The Company understands that the eLocity Shares are not registered under the Securities Act of 1933 (the "Act") and that the sale by Sellers is not a violation of the Act.

                  2.11 Restricted Securities. The Company understands that the eLocity Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the eLocity Shares or any available exemption from registration under the Act, the eLocity Shares must be held indefinitely. The Company is aware that the eLocity Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about eLocity.

ARTICLE III

MISCELLANEOUS

                  3.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing Date.

                  3.2 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:
                           26 Blue Anchor Cay Road
                           Coronado, California 92118
                           Attention: Sandra Jorgensen, President


                  If to the Sellers:
                           200 South Washington Blvd.,Suite 9
                           Sarasota, Florida 34236
                           Attention: Thomas Clay &
                                         Mark Schellenberger


                                                   EXHIBIT 01 - FORM 8-K, PAGE#7

                  3.3 Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

                  3.4 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

                  3.5 Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the States of California or Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  3.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.7 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

                  3.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.



                                                   EXHIBIT 01 - FORM 8-K, PAGE#8

   IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.


Anchor Holdings, Ltd.



By:      /s/ Sandra Jorgensen
Name:    Sandra Jorgensen, as President


The Sellers



By:      /s/ Thomas Clay
Name:    Thomas Clay, as an individual



By:      /s/ Mark Schellenberger
Name:    Mark Schellenberger, as an individual









                                                   EXHIBIT 01 - FORM 8-K, PAGE#9

                               Disclosure Schedule

Exhibit 1 - Financial Statements of eLocity Networks Corporation for year ended December 31, 2001.




                                                  EXHIBIT 01 - FORM 8-K, PAGE#10

$255,000                                                Dated: April 15, 2002
 -------                                                       --------------

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, Anchor Holdings, Ltd., 26 Blue Anchor Cay Road, Coronado, California 92118 ("Maker"), promises to pay to Thomas Clay and Mark Schellenberger ("Holders"), or order, Two Hundred Fifty Five Thousand Dollars ($255,000).

     1. Payments. The principal on the obligation represented hereby shall be repaid in monthly installments of $10,000 each, due on the last day of calendar month, commencing May 31, 2002, with the entire unpaid principal and interest paid in full on or before October 31, 2002.

     2. Interest. The obligation shall bear no interest if paid according to the terms hereof. Late payments shall accrue interest at rate of 1.5% per month from the due date of the each late payment, or from the date of default, as defined in paragraph 5, below.

     3. Type and Place of Payments. Payments of principal and interest shall be made in lawful money of the United States of America to the above-named Holders at 200 South Washington Blvd., Suite 9, Sarasota, Florida 34236, or order.

     4. Prepayment. Advance payment or payments may be made on the principal, without penalty or forfeiture. There shall be no penalty for any prepayment.

     5. Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holders or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

                  (a) Default in the payment of the principal of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within fifteen (15) days after notice thereof by Holders or the holder of such Note to Maker.
                  (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or
                  (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the



                                                  EXHIBIT 02 - FORM 8-K, PAGE#11

         Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver of trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

     6. Construction. This Note shall be governed by and construed in accordance with the laws of the State of California.

     7. Security. This Note is secured by twenty three million shares of common stock of eLocity Networks Corporation common stock, as set forth in the Stock Purchase Agreement between Maker and Holders of even date herewith.


                              Anchor Holdings, Ltd.


                              by:  _____________________________________

                              Title:____________________________________



         Attest:



         by:  _____________________________________
         Secretary of Anchor Holdings, Ltd.



                                                  EXHIBIT 02 - FORM 8-K, PAGE#12

                            STOCK EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

This STOCK EXCHANGE AGREEMENT (the "Agreement"), dated this 16th day of April, 2002, is entered into by and between eLocity Networks Corporation, a Delaware Corporation ("ELOC") and eLocity, Inc., a Nevada corporation ("eLocity"). WHEREAS, ELOC owns 100% of the issued and outstanding shares of Value Plus Marketing, Inc., a Florida corporation ("VPM"); eLocity desires to acquire from ELOC, and ELOC desire to exchange with eLocity, all shares of VPM owned by ELOC in exchange for eLocity issuing to ELOC a total of fifteen million nine hundred seventy-seven thousand fifty-six shares (15,977,056) shares of eLocity's common stock, on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                   EXCHANGE OF SHARES, TIME & PLACE OF CLOSING

Exchange of Shares

1. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

          (a) eLocity shall issue and deliver to ELOC fifteen million nine hundred seventy-seven thousand fifty-six shares (15,977,056) shares of its restricted common stock; and,

          (b) ELOC shall deliver to eLocity all (100%) of the issued and outstanding shares of VPM's common stock, along with appropriately executed stock powers endorsed in favor of eLocity.


Time and Place of Closing

2. The closing of the transactions contemplated hereby (the "Closing") shall take place at ELOC's office, or by telephone conference, on April 16, 2002 (the "Closing Date") at 10:00 A.M., Eastern Daylight Savings Time, or at such other place as the Parties may agree.

                         REPRESENTATIONS AND WARRANTEES

Due Organization and Qualification

3. ELOC represents and warrants to eLocity that ELOC and VPM are corporations duly incorporated, validly existing and in good standing under the laws of their jurisdictions of formation, with full corporate power and authority to own, lease and operate their business and properties and to carry on their business in the places and in the manner as presently conducted or proposed to be conducted. ELOC and VPM are in good standing as foreign corporations in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by them requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of ELOC and/or VPM taken as a whole.

4. eLocity represents and warrants to ELOC that eLocity is a corporation duly incorporated, validly existing and in good standing under the laws of its


                                                  EXHIBIT 03 - FORM 8-K, PAGE#13
     jurisdictions of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. eLocity is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of eLocity taken as a whole.


Capital Structure

5. The authorized capital stock of eLocity immediately prior to giving effect to the transactions contemplated hereby consists of 200,000,000 shares of common stock, no par value per share, of which 35,977,056 shares are issued and outstanding as of the date hereof.

6. The authorized capital stock of VPM immediately prior to giving effect to the transactions contemplated hereby consists of 1,500 shares of common stock, no par value per share, of which 1,500 shares are issued and outstanding as of the date hereof.


Financial Statements

7. Exhibit 1 to the Disclosure Schedule contains copies of eLocity's financial statements for the year ended December 31, 2001 (such statements being the "eLocity Financial Statements"). eLocity's Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of eLocity as of the dates and for the periods indicated. The books of account and other financial records of eLocity have been maintained in accordance with good business practices.

8. Exhibit 2 to the Disclosure Schedule contains copies of VPM's financial statements for the year ended December 31, 2001 (such statements being the "VPM Financial Statements"). VPM's Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of VPM as of the dates and for the periods indicated. The books of account and other financial records of the VPM have been maintained in accordance with good business practices.


Further Financial Matters

9. eLocity has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

10. VPM has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.


                                                  EXHIBIT 03 - FORM 8-K, PAGE#14

Taxes

11. eLocity has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of eLocity and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by eLocity, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of eLocity has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. eLocity has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of eLocity, threatened, against eLocity for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of eLocity, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of eLocity.

12. VPM has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of VPM and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by VPM, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of VPM has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. VPM has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of VPM, threatened, against VPM for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of VPM, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of VPM.


Compliance with Law

13.  eLocity is conducting its respective business or affairs in material


                                                  EXHIBIT 03 - FORM 8-K, PAGE#15
     compliance of applicable federal, state and local law, ordinance, rule, regulation, court and administrative order, decree and process, and any requirement of insurance carriers. eLocity has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. eLocity is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge and belief of eLocity's management, threatened against eLocity that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that eLocity has reason to believe are likely to give rise to any material liability or other obligations of eLocity under any environmental laws.

14. VPM is conducting its respective business or affairs in material compliance of applicable federal, state and local law, ordinance, rule, regulation, court and administrative order, decree and process, and any requirement of insurance carriers. VPM has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. VPM is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge and belief of VPM's management, threatened against VPM that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that VPM has reason to believe are likely to give rise to any material liability or other obligations of VPM under any environmental laws.


Ordinary Course

15. Since December 31, 2001, the date of the last financial audit, eLocity has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course. Both Parties understand and that eLocity has been reducing, and has substantially reduced, its operations.

16. Since December 31, 2001, the date of the last financial audit, VPM has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.


Litigation

17. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge and belief of eLocity's management, threatened, against or affecting the business of eLocity, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge and belief of eLocity's management, has any such claim, dispute, action, suit, proceeding or


                                                  EXHIBIT 03 - FORM 8-K, PAGE#16
     investigation been pending or threatened, during the 12-month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of eLocity. eLocity has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

18. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge and belief of VPM's management, threatened, against or affecting the business of VPM, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge and belief of VPM's management, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of VPM. VPM has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.


Certificate of Incorporation and By-laws, Minute Books

19. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of eLocity, and all amendments to each are true, correct and complete. The minute books of eLocity contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of eLocity are true, correct and complete.

20. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of VPM, and all amendments to each are true, correct and complete. The minute books of VPM contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of VPM are true, correct and complete.


Purchase for Investment

21. ELOC is acquiring said shares for investment for ELOC's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and ELOC has no present intention of selling, granting any participation in, or otherwise distributing the same. ELOC further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the eLocity shares.



                                                  EXHIBIT 03 - FORM 8-K, PAGE#17

Restricted Securities

22. ELOC understands that the eLocity shares are not registered under the Securities Act of 1933 (the "Act") and that the issued shares of eLocity's common stock will be restricted securities. As such, ELOC understands that the eLocity shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the eLocity shares or any available exemption from registration under the Act, the eLocity shares must be held indefinitely. ELOC is aware that the eLocity shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about eLocity.

23. eLocity understands that the VPM shares are not registered under the Securities Act of 1933 (the "Act") and that the transferred shares of VPM's common stock will be restricted securities. As such, eLocity understands that the VPM shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the VPM shares or any available exemption from registration under the Act, the VPM shares must be held indefinitely. eLocity is aware that the VPM shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about VPM.

                            MISCELLANEOUS PROVISIONS

Survival of Representations, Warranties and Agreements

24. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date.


Notice

25. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

     If to ELOC:
                  Thomas Clay
                  200 South Washington Blvd.,Suite 9
                  Sarasota, Florida 34236

     If to eLocity:
                  Mark Schellenberger
                  200 South Washington Blvd.,Suite 9
                  Sarasota, Florida 34236



                                                  EXHIBIT 03 - FORM 8-K, PAGE#18

Entire Agreement

26. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.


Successors and Assigns

27. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.


Governing Law

28. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the Parties consent to the jurisdiction of the federal courts whose districts encompass any part of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each Party hereby agrees that if another Party to this Agreement obtains a judgment against it in such a proceeding, the Party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the Party against whom such judgment was obtained, and each Party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each Party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth herein. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.


Counterparts

29. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Construction

30. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Sections and Exhibits are to the sections and exhibits, respectively, of


                                                  EXHIBIT 03 - FORM 8-K, PAGE#19
     this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.


Severability

31. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.





                                   SIGNATURES
IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.



ELOC, ELocity Networks Corporation:



                        -------------------------------------
                        Thomas Clay
                        as President



ELocity, eLocity, Inc:



                        -------------------------------------
                        Mark Schellenberger
                        as Treasurer & Vice President





                                                  EXHIBIT 03 - FORM 8-K, PAGE#20

                               DISCLOSURE SCHEDULE




Exhibit 1: Financial Statements of eLocity, Inc. ("eLocity"), for year ended
           December 31, 2001.





Exhibit 2: Financial Statements of Value Plus Marketing, Inc. ("VPM"), for year ended December 31, 2001.






                                                  EXHIBIT 03 - FORM 8-K, PAGE#21